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                                                                EXHIBIT 10.08


                        COMMUNITY FINANCIAL GROUP, INC.

                        ASSOCIATES' STOCK PURCHASE PLAN

                             (Amended and Restated

                             Effective May 1, 1996)


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                               TABLE OF CONTENTS

ARTICLE 1.       PURPOSE ........................................................ 1

ARTICLE 2.       DEFINITIONS .................................................... 1

ARTICLE 3.       ELIGIBLE ASSOCIATES ............................................ 4

ARTICLE 4.       STOCK SUBJECT TO THE PLAN ...................................... 4

ARTICLE 5.       GRANT OF OPTION AND PURCHASE OF STOCK .......................... 4

ARTICLE 6.       INTENTION TO PURCHASE .......................................... 5

ARTICLE 7.       AUTHORIZATION FOR ENTERING PLAN ................................ 6

ARTICLE 8.       AMOUNT OF PAYROLL DEDUCTIONS ................................... 6

ARTICLE 9.       CHANGE IN PAYROLL DEDUCTIONS ................................... 6

ARTICLE 10.      HARDSHIP WITHDRAWAL ............................................ 7

ARTICLE 11.      JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP; FRACTIONAL SHARES.... 7

ARTICLE 12.      NO TRANSFER OR ASSIGNMENT OF ASSOCIATE'S RIGHTS ................ 8

ARTICLE 13.      TERMINATION OF ASSOCIATE'S RIGHTS .............................. 8

ARTICLE 14.      SUSPENSION, TERMINATION AND AMENDMENTS TO THE PLAN ............. 8

ARTICLE 15.      LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN .......... 9

ARTICLE 16.      COMPANY'S PAYMENT OF EXPENSES RELATED TO THE PLAN .............. 9

ARTICLE 17.      ADMINISTRATION OF THE PLAN ..................................... 9

ARTICLE 18.      STOCKHOLDERS ...................................................10

ARTICLE 19.      APPLICATION OF FUNDS............................................10

ARTICLE 20.      CHANGES IN CAPITAL .............................................10

ARTICLE 21.      APPROVAL OF SHAREHOLDERS .......................................10

ARTICLE 22.      ADOPTION BY SUBSIDIARIES AND AFFILIATES ........................11


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                                    ARTICLE 1

                                     PURPOSE

         The Community financial Group, Inc. Associates' Stock Purchase Plan (the "Plan") is intended as an incentive to encourage Associates of Community Financial Group, Inc. and its subsidiaries and affiliates which adopt the Plan (the "Company") to identify with the fortunes of the Company through stock ownership. Participation by all eligible Associates in this Plan consequently shall be mandatory.

                                    ARTICLE 2

                                   DEFINITIONS

         Unless otherwise explicitly specified, the following words and phrases as used herein shall have the meanings set forth below and shall be interpreted as stated in this ARTICLE.

2.01 "Account" shall mean the Account established and maintained in the name of each participating Associate for the purpose of holding the amounts deducted from the Associate's Compensation pursuant to ARTICLE 7 and shares of Common Stock purchased with such amounts pursuant to ARTICLE 5.

2.02 "Administrator" shall mean, with respect to the Plan, The Bank of Nashville.

2.03 "Associate" shall mean any employee of Community Financial Group, Inc., The Bank or any other subsidiary or affiliate of The Bank or Community Financial Group, Inc. which shall adopt the Plan.

2.04 "Authorization" or "Authorization Form" shall mean an Associate's written participation form wherein the Associate agrees to accept a deduction in Compensation from the Company for the purpose of purchasing shares of the Company's Common Stock hereunder. As provided in ARTICLES 7 and 10, if an eligible Associate does not properly complete an Authorization Form, or does not complete such form in time before any deadline, he shall be deemed to authorize payroll deductions at the lowest level permitted in ARTICLE 8.

2.05 "Average Market Price" shall mean the average of the bona fide bid and ask prices of Common Stock of the Company in the market on any relevant date.

2.06     "The Bank" shall mean The Bank of Nashville.

2.07     "Board" shall mean the Board of Directors of Community Financial Group,
Inc.


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2.08     "Business Day" shall mean a day on which there is trading in The Bank's
Common Stock.

2.09     "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.10 "Committee" shall mean the Committee to which the Company may delegate its administrative duties and responsibilities in the day-to-day operations of the Plan in accordance with ARTICLE 17. The Committee shall be appointed by the Board.

2.11 "Common Stock" shall mean voting Common Stock of Community Financial Group, Inc.

2.11.1 "Company" shall mean Community Financial Group, Inc.When the context requires "Company" shall include The Bank of Nashville and any other subsidiary or affiliate of Community Financial Group, Inc. or The Bank of Nashville which has adopted the Plan.

2.12 "Compensation" shall mean compensation paid as wages or a salary by the Company to an Associate for services rendered during the Plan Year under consideration, but excluding bonuses, short- or long-term disability payments, special non-recurring payments such as performance or recognition awards, payments for or in the nature of reimbursements, and incentive awards (including incentive phantom stock appreciation rights awards), and all contributions by the Company to the Plan and to any other employee benefit plan maintained by the Company.

2.13     "Effective Date" shall mean January 1, 1990.

2.14 "Par Value" shall mean the par value of Common Stock as established by Community Financial Group, Inc. On the Effective Date of the Plan, Par Value is $6.00 per share.

2.15 "Payment Period" shall mean each of the twelve (12) calendar month periods of a Plan Year during which payroll deductions will be accumulated under the Plan and shall include only regular paydays falling within each such Payment Period.

2.16 "Plan" shall mean the Community Financial Group, Inc. Associates' Stock Purchase Plan, as contained herein and as amended from time to time.

2.17 "Plan Year" shall mean the 12 consecutive-month period of January 1 through December 31.

2.18     "Purchase Price" shall be, for each Payment Period, the lesser of:


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         (a)   The Market Price at which the Trustee is able to acquire the
         Company's Common Stock on the open market at the Open Market Purchase Date as defined in ARTICLE 2.18.4 below; or

         (b) The Gross Purchase Price (as defined in ARTICLE 2.18.1 below), less the Purchase Price Discount (as defined in ARTICLE 2.18.2 below), rounded up to avoid fractions other than one-quarter (1/4), one-half (1/2) and three-quarters (3/4); provided, however, that in no event shall the Purchase Price be less than Par Value (as defined in ARTICLE
         2.14 above).

2.18.1   "Gross Purchase Price" shall be the lesser of the:

     (a) Average Market Price of the Company's Common Stock on the first Business Day of the Payment Period; or

     (b) Average Market Price of the Company's Common Stock on the last Business Day of the Payment Period.

2.18.2 "Purchase Price Discount" shall be fifteen percent (15%) of the Gross Purchase Price until September 30, 1996, and thereafter the Purchase Price Discount shall be sixteen percent (16%) or such other percentage as may be established from time to time by the Board. Nevertheless, in those Payment Periods when the Purchase Price shall equal less than the Par Value of the Company's Common Stock, then the Purchase Price Discount shall be decreased by the smallest amount necessary to avoid violation of ARTICLE 5 of this Stock Purchase Plan; provided, however, in no event shall the Purchase Price Discount be reduced below zero percent (0%).

2.18.3 "Market Price" shall be the net purchase price of the Company's Common Stock at which the Trustee may acquire the Company's Common Stock upon the open market.

2.18.4 "Open Market Purchase Date" shall be the first Business Day following the Business Day the computation of the "Purchase Price" is completed pursuant to ARTICLE 2.18 above.

2.19 "Termination of Employment" shall mean the cessation of active work by an Associate for the Company. However, should an Associate cease active work due to sickness, injury, leave of absence, or temporary layoff, employment shall be deemed to be continued according to the policies of the Company.

2.20     "Trustee" shall mean The Bank of Nashville.

          When appropriate, words used in this Plan in the singular may be read in the plural, or the plural may include the singular, or the masculine may include the feminine.


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                                   ARTICLE 3

                              ELIGIBLE ASSOCIATES

         All full-time Associates of the Company or permanent part-time Associates of the Company who work at least twenty (20) hours per week and five
(5) months each calendar year shall purchase shares of the Company's Common Stock under the terms of this Plan; provided, however, that in no event may an Associate who would own stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company after an option is granted hereunder be or continue to be considered to be an eligible Associate for purposes of this Plan while exceeding such stock ownership level. For purposes of determining stock ownership under this ARTICLE, the rules of Section 425(d) of the Code shall apply and stock which the Associate may purchase under outstanding options shall be treated as stock owned by the Associate.

         In no event may individuals other than Associates be granted options to purchase stock under this Plan.

                                   ARTICLE 4

                           STOCK SUBJECT TO THE PLAN

         The total number of shares of Common Stock of the Company that shall be purchased under the Plan is 100,000 shares, which may consist, in whole or in part, of unissued shares or treasury shares.

                                   ARTICLE 5

                     GRANT OF OPTION AND PURCHASE OF STOCK

         Twelve times each Plan Year, as of the first day of each Payment Period, the Company will grant to each eligible Associate an option to purchase Common Stock of the Company as of the last day of such Payment Period at the Purchase Price of Common Stock for that Payment Period not to exceed ten percent (10%) of the eligible Associate's Compensation. As a condition of employment, each Associate shall authorize, or shall be deemed to authorize under ARTICLES 7 and 10, payroll deductions to pay for the Common Stock for which the option has been granted. All payroll deductions of an Associate shall be credited to the Associate's Account prior to the actual purchase of stock at the end of a Payment Period. Deductions after the last day of a Payment Period shall be included in the subsequent Payment Period.

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         As of the end of each Payment Period, the Company shall purchase for each eligible Associate who is then a participant in the Plan as of the last day of such Payment Period, at the Purchase Price, shares of the Common Stock of the Company to the extent of his accumulated payroll deductions as of the last day of a Payment Period. Notwithstanding the foregoing, if the Purchase Price of the Common Stock on the relevant Business Day is less than the Par Value of Common Stock on that day as established by the Company, the Company shall not be permitted hereunder to purchase Common Stock from the Company, and the provisions of the preceding sentence shall be suspended. In the event Common Stock cannot be purchased with respect to a Payment Period, payroll deductions shall continue under this Plan, however, and the accumulated payroll deductions in Accounts other than for the then current Payment Period shall be used to purchase Common Stock on the first date such Common Stock may be purchased from the Company at a Purchase Price which is equal to or above Par Value. If the Purchase Price shall be the Market Price calculated pursuant to ARTICLE 2.18(a), then the Trustee shall proceed to acquire the Company's Common Stock in the open market on the Open Market Purchase Date.

         Any cash dividends paid on Common Stock held in an Associate's Account shall be used to purchase additional shares of Common Stock at the Purchase Price as soon as possible on or after the dividend date. Stock dividends paid on Common Stock held in an Associate's Account shall be held in that Account and shall be treated as Common Stock purchased under this Plan.

         No Associate shall be permitted to purchase Common Stock under the Plan and any similar plans of the Company or any parent or subsidiary corporations which exceeds $25,000 of fair market value of such stock (determined at the time such purchase is made) for each calendar year in which such purchase is made. The purpose of the limitation in the preceding sentence is to comply with
Section 423(b)(8) of the Code.

                                   ARTICLE 6

                             INTENTION TO PURCHASE

         Each eligible Associate who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have irrevocably stated his intention to exercise his option and purchase from the Company the number of such whole or fractional shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions during such Payment Period will pay for at such Purchase Price. If a participant is not an Associate on the last day of a Payment Period, he shall not be entitled to exercise his option and purchase such shares.

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                                   ARTICLE 7

                        AUTHORIZATION FOR ENTERING PLAN

         An Associate may enter the Plan by filling out, signing and delivering to the Company an Authorization in the form and manner satisfactory to the
Company:

         (a) stating the percentage or fixed dollar amount of Compensation to be deducted regularly from his pay; and

         (b) authorizing the purchase of stock for him in each Payment Period in accordance with the terms of the Plan.

         Such Authorization must be received by the Company no less than ten
(10) days before the beginning of a Payment Period in order to be effective for such Payment Period and shall be effective until changed in accordance with
ARTICLE 9.

         If an eligible Associate does not properly complete an Authorization Form, or does not complete such Form in time before any deadline, he shall be deemed to authorize payroll deductions at the lowest level permitted in ARTICLE 8.

         The Company will accumulate and hold in the Associate's Account the amounts deducted from his pay until such amounts are used to purchase Common Stock.

                                   ARTICLE 8

                          AMOUNT OF PAYROLL DEDUCTIONS

         An Associate may authorize payroll deductions in an amount not less than $5.00 per pay period, but not more than 10% of his Compensation received during the Payment Period.

                                   ARTICLE 9

                          CHANGE IN PAYROLL DEDUCTIONS

         Deductions may be increased or decreased only at the beginning of a Payment Period. A new Authorization must be received by the Committee no less than ten (10) days before the beginning of a Payment Period in order to be effective for such Payment Period.

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                                   ARTICLE 10

                              HARDSHIP WITHDRAWAL

         An Associate may request a withdrawal from participation in the Plan in the event of hardship. For purposes of this Section, hardship is defined as an immediate and heavy financial need as provided in the Code Section 401(k) plan maintained by the Company. As Associate's request for hardship withdrawal shall be made by delivering an Authorization to the Committee indicating such Associate's intent to withdraw. If the Committee approves such hardship withdrawal, the Company will promptly refund the entire balance of the Associate's deductions accumulated during the current Payment Period and the number of paid-up shares of Common Stock held in the Associate's Account, but such withdrawal shall not be in excess of the amount of the immediate and heavy financial need.

         An Associate who makes a hardship withdrawal from the Plan shall be suspended from participation in the Plan for six (6) months. To re-enter, the Associate must file a new Authorization no less than ten (10) days before the beginning of a Payment Period in order to be effective for such Payment Period. If the again eligible Associate does not properly and timely complete an Authorization Form, he shall be deemed to authorize payroll deductions at the lowest level permitted in ARTICLE 8.

                                  ARTICLE 11

          JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP; FRACTIONAL SHARES

         Stock purchased under the Plan will be held in an Account in the name of the Associate or, if his Authorization so specifies, in the name of the Associate and another person of legal age as joint tenants with rights of survivorship.

         While an Associate, the Associate may request, and the Plan shall issue, Common Stock from his Account. Certificates will be issued to the Associate, however, only in multiples of one hundred (100) shares.

         As soon as possible after the Associate ceases to be an Associate as described under ARTICLE 13, all Common Stock remaining in his Account shall be issued, and all payroll deductions not yet used to purchase Common Stock shall be refunded, in accordance with ARTICLE 13. The value of fractional shares of Common Stock in his Account at that time will be issued in cash.

         The distribution shall be made in a single payment (to the extent possible) to the former Associate, or in the event of the Associate's death, to his designated beneficiary (or estate, if

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no designation is made), unless there is a joint tenant with rights of survivorship. A Participant's designation of a beneficiary will be ineffective to the extent it purports to supersede the rights of a joint tenant with rights of survivorship.

                                   ARTICLE 12

                NO TRANSFER OR ASSIGNMENT OF ASSOCIATE'S RIGHTS

         An Associate's rights under the Plan are his alone and may not be transferred, assigned to or availed of by any other person.

                                   ARTICLE 13

                       TERMINATION OF ASSOCIATE'S RIGHTS

An Associate's participation in, and his option rights under, the Plan will terminate when he ceases to be an Associate because of retirement, resignation, discharge, death, change of status, or due to his Termination of Employment. A withdrawal authorization will be considered as having been received from the Associate on the day he ceases to be an Associate, and as soon as possible thereafter his Account shall be distributed in accordance with ARTICLE 11.

If an Associate's payroll deductions are interrupted by any legal process, a withdrawal authorization will be considered as having been received from him on the day the interruption occurs to the extent that the legal process attaches and levies upon Common Stock held in his Account and the distribution shall be made in the name of the Associate, and for his benefit, to the court which issued the legal process.

                                   ARTICLE 14

               SUSPENSION TERMINATION AND AMENDMENTS TO THE PLAN

         The Plan may be suspended or terminated at any time by the Board of Directors of the Company. It will terminate in any case when all or substantially all of the shares of Common Stock available from the Company for the purposes of the Plan have been purchased. If at any time shares of Common Stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among

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participants in proportion to their options and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded.

         The Board of Directors of the Company also reserves the right to amend the Plan from time to time in any respect.

                                   ARTICLE 15

             LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN

The Plan is intended to provide Common Stock to Associates for investment and not for resale. The Company does not, however, intend to restrict or influence any Associate in the conduct of his own affairs. Since the Common Stock of the Company is registered under Federal and State law, an Associate may, therefore, sell stock purchased under the Plan at any time he chooses after the issuance of such stock.

                                   ARTICLE 16

               COMPANY'S PAYMENT OF EXPENSES RELATED TO THE PLAN

         The Company will bear all costs of administering and carrying out the Plan.

                                   ARTICLE 17

                           ADMINISTRATION OF THE PLAN

         The Bank of Nashville shall be the Plan Administrator but the day-to-day operation of the Plan shall be performed by the Committee, which shall be appointed by the Board. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         The interpretation and construction by the Board, or by the Committee acting for the Board, of any provisions of the Plan shall be final. The Board, or the Committee acting for the Board, may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

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                                   ARTICLE 18

                                  STOCKHOLDERS

         The purchase of shares of Common Stock by an Associate constitutes ownership of the shares by such Associate.

                                   ARTICLE 19

                              APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of Common Stock under the Plan will be used for general corporate purposes.

                                   ARTICLE 20

                               CHANGES IN CAPITAL

         If the Common Stock of the Company subject to the Plan shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to this Plan and the purchase prices shall be appropriately and equitably adjusted so as to maintain the purchases prices thereof. In the event of a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation, but the holders of its Common Stock receive securities of another corporation, any outstanding options hereunder shall terminate. The existence of the Plan shall not in any way prevent any transaction described herein and no holder of an option shall have the right to prevent such transaction. Notwithstanding the foregoing, the effectuation of the Agreement and Plan of Exchange whereby the outstanding shares of The Bank were exchanged for shares of Community Financial Group, Inc. shall not have the effect of terminating any options outstanding under the Plan, and any and all such outstanding options shall be automatically converted to options to purchase shares of Community Financial Group, Inc.

                                   ARTICLE 21

                            APPROVAL OF SHAREHOLDERS

         This Plan was initially adopted by the Board of Directors of The Bank and was approved by the shareholders of The Bank within twelve (12) months of such adoption date.

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                                   ARTICLE 22

                    ADOPTION BY SUBSIDIARIES AND AFFILIATES

         The Plan may be adopted by Community Financial Group, Inc. and any subsidiary or affiliate of The Bank or of Community Financial Group, Inc. by action of their respective Boards of Directors.

         IN WITNESS WHEREOF, the Company and the Trustee hereby adopt this Amended and Restated Plan effective as of the close of business on April 30, 1996.

                                    THE BANK OF NASHVILLE

ATTEST:

                                    By: /s/ Mack S. Linebaugh, Jr., President
/s/ Joan B. Marshall                   --------------------------------------
----------------------------            Mack S. Linebaugh, Jr., President
Joan B. Marshall, Secretary             and Chief Executive Officer

                                    THE BANK OF NASHVILLE, TRUSTEE

ATTEST:
                                    By: /s/ Wirt C. McKnight
/s/ Joan B. Marshall                   --------------------------------------
----------------------------            Wirt C. McKnight
Joan B. Marshall, Secretary             Senior Vice President


         IN WITNESS WHEREOF, Community Financial Group, Inc. hereby adopts this Amended and Restated Plan effective as of the close on April 30, 1996.

                                    COMMUNITY FINANCIAL GROUP, INC.
ATTEST:
                                    By: /s/ Mack S. Linebaugh, Jr.,
/s/ Joan B. Marshall                    --------------------------------------
---------------------------             Mack S. Linebaugh, Jr., Chairman
 Joan B. Marshall, Secretary            President and Chief Executive Officer